UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2021

VINCO VENTURES, INC.

(f/k/a Edison Nation, Inc.)

(Exact Name of Registrant as Specified in Charter)

Nevada	001-38448	82-2199200
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1 West Broad Street, Suite 1004 Bethlehem, Pennsylvania	18018
(Address of principal executive offices)	(Zip Code)

(866) 900-0992

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BBIG	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.01. Entry into a Material Definitive Agreement.

Closing of Lomotif Transaction

As previously reported by Vinco Ventures, Inc. (“Vinco”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 21, 2021, Vinco, ZVV Media Partners, LLC (“ZVV”) and Zash Global Media and Entertainment Corporation (“Zash”) entered into a Contribution Agreement (the “Contribution Agreement”). Vinco and Zash established ZVV in order to engage in the development and production of consumer facing content and related activities. Vinco and Zash each own 50% of the outstanding membership interests of ZVV.

As previously reported by Vinco in its Current Report on Form 8-K filed with the SEC on February 23, 2021, on that date, Vinco issued a joint press release with Zash regarding Zash’s entrance into a definitive acquisition agreement with Lomotif Private Limited (“Lomotif”), pursuant to which Zash intended to acquire a majority controlling interest in Lomotif. The definitive acquisition agreement was a Securities Purchase Agreement (the “Lomotif SPA”).

Zash, Lomotif, the Lomotif selling shareholders identified on the signature page to the Lomotif SPA and ZVV, entered into that certain Deed of Variation and Supplement (the “Deed of Variation”) whereby, among other things, Zash novated all of its rights and obligations under the Lomotif SPA to ZVV and ZVV assumed all of Zash’s rights and obligations under the Lomotif SPA as if ZVV had been a party to the Lomotif SPA in place of Zash.

The unwind period applicable to the transactions contemplated by the Lomotif SPA and the Deed of Variation expired on July 25, 2021, resulting, on that date, in the consummation of ZVV’s acquisition of an 80% interest in Lomotif. Although the Deed of Variation was signed on July 19th, it became a material agreement on July 25th upon the consummation of ZVV’s acquisition of an 80% interest in Lomotif.

The foregoing provides only brief descriptions of the material terms of the Lomotif SPA and the Deed of Variation, does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the forms of the Lomotif SPA and the Deed of Variation filed as exhibits to this Current Report on Form 8-K, and incorporated herein by reference.

Securities Purchase Agreement

On July 23, 2021, Vinco entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the purchaser identified on the signature page thereto (the “Purchaser”) whereby Vinco agreed to (i) issue and sell to the Purchaser up to 1,007,194 shares of Vinco’s common stock, par value $0.001 per share (the “Purchased Shares”) at a purchase price of $2.78 per share and (ii) issue warrants (the “Warrants”) to purchase up to 1,007,194 shares of Vinco’s Common Stock (the “Warrant Shares”) with an exercise price of $2.78 per share, resulting in an aggregate of $2,800,000 of Purchased Shares and Warrants. The Warrants are immediately exercisable and have a term of exercise equal to three (3) years.

In connection with the Purchase Agreement, Vinco and the Purchaser also entered into a Registration Rights Agreement, dated as of July 23, 2021, whereby Vinco agree to prepare and file, within 40 days of the closing, with the SEC a registration statement covering the resale of all Purchased Shares and Warrant Shares issued and sold to the Purchaser pursuant to the Purchase Agreement. In the event that such registration statement is not filed within 40 days of the closing, or if such registration statement does not become effective within 80 days of its filing, Vinco shall issue an additional 50,360 shares of Common Stock and warrants to purchase an additional 50,360 shares of Common Stock to the Purchaser.

The foregoing provides only brief descriptions of the material terms of the Purchase Agreement, the Warrant and the Registration Rights Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the forms of the Purchase Agreement, the Warrant and the Registration Rights Agreement filed as exhibits to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposal of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K, with regard to ZVV’s acquisition of an 80% interest in Lomotif, is incorporated by reference into this Item 2.01.

Item 3.02. Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Purchased Shares, the Warrant and the Warrant Shares were not registered under the Securities Act, but qualified for exemption under Section 4(a)(2) and/or Regulation D of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by Vinco did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. Vinco did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, the Purchaser had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since the Purchaser agreed to, and received, the securities bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, Vinco has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by this Item with respect to the acquisition described in Item 2.01 herein, with regard to ZVV’s acquisition of an 80% interest in Lomotif, will be filed as an amendment to this report as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01 of Form 8-K.

(b) Pro Forma Financial Information.

The pro forma financial information required by this Item with respect to the acquisition described in Item 2.01 herein, with regard to ZVV’s acquisition of an 80% interest in Lomotif, will be filed as an amendment to this report as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01 of Form 8-K.

(d)	Exhibits.

Exhibit No.	Description
10.1#	Securities Purchase Agreement between ZASH Global Media and Entertainment Corporation and Lomotif Private Limited
10.2#	Deed of Variation and Supplement among ZASH Global Media and Entertainment Corporation, Lomotif Private Limited and ZVV Media Partners, LLC
10.3#	Securities Purchase Agreement between Vinco Ventures, Inc. and the purchaser identified on the signature page thereto
10.4	Form of Warrant
10.5#	Registration Rights Agreement

# Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Vinco will furnish supplementally copies of omitted schedules and exhibits to the Securities and Exchange Commission or its staff upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 29, 2021

VINCO VENTURES, INC.

By:	/s/ Christopher B. Ferguson
Name:	Christopher B. Ferguson
Title:	Chief Executive Officer